SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2010
APACHE CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	1-4300	41-0747868
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)
2000 Post Oak Boulevard
Suite 100
Houston, Texas 77056-4400
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (713) 296-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐     Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events
On January 13, 2010, Apache Corporation announced that its Apache Canada Ltd. subsidiary has agreed to acquire 51 percent of Kitimat LNG Inc.’s planned liquefied natural gas (LNG) export terminal in British Columbia. Apache also reserved 51 percent of capacity in the terminal. The full text of the press release announcing the transaction is listed under Item 9.01 as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements, and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 13, 2010, “Apache Acquires 51% Stake and Reserves Throughput Capacity in Canada’s Kitimat LNG Project.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APACHE CORPORATION
Date: January 13, 2010	/s/ John A. Crum
John A. Crum
Co-Chief Operating Officer and President-North America

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated January 13, 2010, “Apache Acquires 51% Stake and Reserves Throughput Capacity in Canada’s Kitimat LNG Project.”